UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2008

DUKE ENERGY CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	1-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina  28202

 (Address of Principal Executive Offices, including Zip code)

(704) 594-6200

 (Registrant’s telephone number, including area code)

DUKE ENERGY CAROLINAS, LLC

(Exact Name of Registrant as Specified in its Charter)

North Carolina	001-04928	56-0205520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina  28202-1904

 (Address of Principal Executive Offices, including Zip code)

(704) 594-6200

 (Registrant’s telephone number, including area code)

DUKE ENERGY OHIO, INC.

 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-1232	31-0240030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

139 East Fourth Street, Cincinnati, Ohio  45202

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

DUKE ENERGY INDIANA, INC.

 (Exact Name of Registrant as Specified in its Charter)

Indiana	1-3543	35-0594457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Main Street, Plainfield, Indiana  46168

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 30, 2008, Duke Energy Corporation and its wholly-owned subsidiaries, Duke Energy Carolinas, LLC, Duke Energy Ohio, Inc., Duke Energy Indiana, Inc. and Duke Energy Kentucky, Inc., borrowed a total of approximately $1,000,000,000 under the $3,200,000,000 Amended and Restated Credit Agreement dated June 28, 2007 (the “Credit Agreement”), among Duke Energy Corporation and such subsidiaries, as Borrowers, the banks listed therein, Wachovia Bank, National Association, as Administrative Agent, JPMorgan Chase Bank, National Association, Barclays Bank PLC, Bank of America, N.A. and Citibank, N.A., as Co-Syndication Agents and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch and Credit Suisse, as Co-Documentation Agents. Commitments under the Credit Agreement expire on June 28, 2012. Subject to the terms and conditions of the Credit Agreement, funds are available for borrowing under the facility through the day prior to the expiration date. The Credit Agreement was further described in a Form 8-K filed July 5, 2007, and the amendment thereto was described in a Form 8-K filed March 12, 2008.

The loans are Revolving Credit Loans and bear interest at the Base Rate, as such terms are defined in the Credit Agreement. The loans are due and payable on September 30, 2009, with respect to each Borrower except Duke Energy Corporation, whose loan is due and payable on June 28, 2012. All or a portion of the loans may be prepaid in advance of the due date.

The borrowings were funded in the amounts listed below:

Borrower	Loan Amount
Duke Energy Corporation	$271,250,000
Duke Energy Carolinas, LLC	$256,718,750
Duke Energy Ohio, Inc.	$276,093,750
Duke Energy Indiana, Inc.	$121,093,750
Duke Energy Kentucky, Inc.	$72,656,250
Total	$997,812,500

Duke Energy announced this transaction in a press release dated September 30, 2008, a copy of which is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01.   Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release dated September 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: October 2, 2008	By:	/s/ Stephen G. De May
	Name:	Stephen G. De May
	Title:	Vice President and Treasurer

DUKE ENERGY CAROLINAS, LLC

Date: October 2, 2008	By:	/s/ Stephen G. De May
	Name:	Stephen G. De May
	Title:	Vice President and Treasurer

DUKE ENERGY OHIO, INC.

Date: October 2, 2008	By:	/s/ Stephen G. De May
	Name:	Stephen G. De May
	Title:	Vice President and Treasurer

DUKE ENERGY INDIANA, INC.

Date: October 2, 2008	By:	/s/ Stephen G. De May
	Name:	Stephen G. De May
	Title:	Vice President and Treasurer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated September 30, 2008.